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                                                                   EXHIBIT 10.21

                              FLEET NATIONAL BANK
                               100 Federal Street
                           Boston, Massachusetts 02110


                            As of September 21, 2001

Mercury Air Group, Inc.
5456 McConnell
Los Angeles, CA 90066

Attn: Randolf E. Ajer, Chief Financial Officer

       Re: Limited Waiver

Ladies and Gentlemen:

       Reference is made to the Revolving Credit and Term Loan Agreement dated as of March 2, 1999 (as amended, modified, supplemented or restated and in effect from time to time, the "Credit Agreement") by and among (a) MERCURY AIR GROUP, INC., a Delaware corporation having its principal place of business at 5456 McConnell Avenue, Los Angeles, California 90066 (the "Borrower"), (b) FLEET NATIONAL BANK (formerly known as BankBoston, N.A.), a national banking association, as agent (in such capacity the "Agent") for itself and the other Banks referred to below; and (c) FLEET NATIONAL BANK and the other financial institutions from time to time parties thereto (collectively, the "Banks"). Capitalized terms defined in the Credit Agreement that are not otherwise defined in this letter agreement shall have the respective meanings assigned to such terms in the Credit Agreement.

       Pursuant to Section 14.7 of the Credit Agreement, the Borrower has agreed that it will not permit Consolidated Net Income of the Borrower and its Subsidiaries for any fiscal quarter ending after the Closing Date to be less than $1.00. The Borrower has advised the Banks and the Agent that, as a result of a special charge in the approximate amount of $1,250,000.00 taken by the Borrower and its Subsidiaries in connection with the disposition of substantially all of the assets of its wholly-owned Subsidiary Jupiter Airline Automation Services, Inc. (then known as RPA Airline Automation Services, Inc. and previously known as Rene Perez and Associates, Inc.), the Borrower expects Consolidated Net Income of the Borrower and its Subsidiaries for the fiscal quarter ended June 30, 2001 to be approximately negative Eight Hundred Eighty-Six Thousand Dollars ($-886,000.00).

       Subject to the satisfaction of the conditions set forth below, the Agent and the Majority Banks hereby waive compliance by the Borrower and its Subsidiaries with the covenant set forth in Section 14.7 solely for the fiscal quarter ended June 30, 2001; provided that the Borrower shall not permit Consolidated Net Income of the Borrower and its Subsidiaries for the fiscal quarter ended June 30, 2001 to be less than negative Nine Hundred Thousand Dollars ($-900,000.00).

       The limited waiver set forth in this letter agreement shall be effective upon the satisfaction of each of the following conditions, each to be in form and substance satisfactory to the Agent:


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                                      -2-

              (i) delivery to the Agent of original counterpart signature pages to this letter agreement, duly executed and delivered by the Majority Banks, the Borrower and each of the Guarantors;

              (ii) payment by the Borrower to the Agent, for the account of the Banks, of a waiver fee in the amount of $6,500.00 for each Bank ($26,000.00 in the aggregate); and

              (iii) payment by the Borrower of all fees and expenses of the Agent's special counsel in connection with this letter agreement, the Credit Agreement, any amendments thereto, and the transactions contemplated hereby and thereby.

       The waiver contained in this letter agreement is limited strictly to its terms, shall apply only to the specific matters and events described herein, shall not extend to or affect any of the Borrower's or the Guarantors' other obligations contained in the Credit Agreement or any other Loan Document. Except as expressly set forth herein, nothing contained herein shall be deemed to be a waiver of, or shall in any way impair or prejudice, any rights of the Agent or the Banks under the Credit Agreement or any other Loan Document. Nothing contained in this letter agreement shall be construed to imply a willingness on the part of the Agent and the Banks to grant any similar or other future waivers of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

       This letter agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. THIS LETTER AGREEMENT SHALL BE AN INSTRUMENT UNDER SEAL AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW).

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                                      -3-

       Kindly acknowledge your agreement with the terms of this letter agreement by signing in the space indicated below and returning a copy of this letter to the Agent.

                                        FLEET NATIONAL BANK
                                        (f/k/a BankBoston, N.A.),
                                        individually and as Agent


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        UNITED CALIFORNIA BANK
                                        FORMERLY KNOWN AS SANWA BANK CALIFORNIA


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        MELLON BANK, N.A.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        UNION BANK OF CALIFORNIA, N.A.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

ACCEPTED AND AGREED:

MERCURY AIR GROUP, INC.



By:
   --------------------------
  Name:
  Title:


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                                      -4-

Each of the Guarantors hereby consents to the terms of the foregoing letter agreement, and each confirms its obligation to the Agent and the Banks under its Guaranty and agrees that its guaranty of the Obligations thereunder shall extend to and include the Obligations under the Credit Agreement and the other Loan Documents as modified by this letter agreement, the Assumption Agreement and the other transaction documents contemplated hereby.


                                        MERCFUEL, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        MAYTAG AIRCRAFT CORPORATION


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        MERCURY AIR CARGO, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        MERCURY ACCEPTANCE CORPORATION


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        EXCEL CARGO, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


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                                      -5-

                                       MERCURY AIR CENTERS, INC.
                                       (f/k/a Wofford Flying Service, Inc.)


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       AEG FINANCE CORPORATION


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       JUPITER AIRLINE AUTOMATION
                                       SERVICES, INC.
                                       (f/k/a RPA Airline Automation Services,
                                       Inc. and Rene Perez and Associates, Inc.)


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       HERMES AVIATION, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       VULCAN AVIATION, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title: